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247229.4 FIRST AMENDMENT TO GUARANTY


         This First Amendment to Guaranty ("Amendment") is made by SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, MELODY MORTGAGE CO., a Colorado corporation, SHLR OF WASHINGTON, INC., a Washington corporation, SHLR OF COLORADO, INC., a Colorado corporation, SHLR OF UTAH, INC., a Utah corporation, SSHI LLC, a Delaware limited liability company, SHLR OF NEVADA, INC., a Nevada corporation and SRHI LLC, a Delaware limited liability company (collectively referred to as the "Guarantors", and individually referred to a "Guarantor"), and SCHULER HOMES OF ARIZONA, LLC, a Delaware limited liability company, SHLR OF CALIFORNIA, INC., a California corporation, SCHULER MORTGAGE, INC., a Delaware corporation, and SHA CONSTRUCTION LLC, a Delaware limited liability company (collectively referred to as the "Additional Guarantors", and individually referred to as a "Guarantor").

         WHEREAS, (i) Schuler Homes, Inc., a Delaware corporation (the "Borrower"), (ii) the banks from time to time party to the Credit Agreement, as herein defined (collectively referred to as the "Banks", and individually referred to as a "Bank"), (iii) FIRST HAWAIIAN BANK, a Hawaii corporation, as administrative and syndication agent for the Banks (the "Administrative Agent"), and (iv) BANK OF AMERICA, N.A., a national banking association, as documentation agent for the Banks (the "Documentation Agent", the Administrative Agent and the Documentation Agent are collectively referred to as the "Agents"), entered into that certain Third Amended and Restated Credit Agreement effective as of October 1, 1999 (the "Credit Agreement"), relating to a revolving credit facility (the "Credit Facility") in the principal amount of $170,000,000.00 made available to the Borrower by the Banks; and

         WHEREAS, the Credit Facility is evidenced by that certain Third Amended and Restated Promissory Note effective as of October 1, 1999 (the "Note") executed by the Borrower and made payable to the Banks, and secured and governed by certain "Loan Documents", as defined in the Credit Agreement; and

         WHEREAS, in connection therewith, the Guarantors executed that certain Guaranty dated September 30, 1999 (the "Guaranty"); and

         WHEREAS, the Credit Agreement was amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated December 5, 2000; and

         WHEREAS, the Credit Agreement provides that each new subsidiary of the Borrower or its Subsidiary (as defined in the Credit Agreement) shall be added as a Guarantor under the Credit Agreement and the Guaranty; and

         WHEREAS, SCHULER HOMES OF ARIZONA, LLC ("SHA") and SHA CONSTRUCTION LLC ("SHAC"), are new subsidiaries of SRHI LLC, and SHLR OF CALIFORNIA, INC. ("SHLR/C"), and SCHULER MORTGAGE, INC. ("SMI") are new subsidiaries of the Borrower; and




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         WHEREAS, the Additional Guarantors desire to be guarantors under the
Credit Agreement and to be added to the Guaranty, and the Additional Guarantors have received, reviewed and approved the Credit Agreement and all of the other Loan Documents;

         NOW, THEREFORE, as an essential inducement to the Banks and the Agents to continue to make the Credit Facility available to the Borrower pursuant to the terms of the Credit Agreement, and as a consideration for so doing, the Guarantors and the Additional Guarantors hereby agree with the Banks and the Agents, and with each holder of the Note evidencing the Credit Facility and each holder of any interest in the Note (each holder of the Note and each holder of any interest therein being hereinafter collectively and individually called the "Holder"), as follows:

         1. REPRESENTATIONS AND WARRANTIES BY ADDITIONAL GUARANTORS. The Additional Guarantors represent and warrant to the Lender that :

                  (a) SHA is a limited liability company duly registered, validly existing and in good standing under the laws of the State of Delaware is authorized to do business in the State of Arizona; has all requisite power and authority to carry on the business and to own the properties that it now carries on and owns; and has all requisite power and authority to execute and deliver this Amendment and to observe and perform all of the provisions and conditions hereof. The execution and delivery of this Amendment have been duly authorized by the members of SHA and no other company action of SHA is requisite to the execution and delivery of this Amendment.

                  (b) SHLR/C is a corporation duly registered, validly existing and in good standing under the laws of the State of California; is authorized to do business in the State of California; has all requisite power and authority to carry on the business and to own the properties that it now carries on and owns; and has all requisite power and authority to execute and deliver this Amendment and to observe and perform all of the provisions and conditions hereof. The execution and delivery of this Amendment have been duly authorized by SHLR/C's Board of Directors and no other corporate action of SHLR/C is requisite to the execution and delivery of this Amendment.

                  (c) SMI is a corporation duly registered, validly existing and in good standing under the laws of the State of Delaware; is authorized to do business in the States of Oregon and Washington; has all requisite power and authority to carry on the business and to own the properties that it now carries on and owns; and has all requisite power and authority to execute and deliver this Amendment and to observe and perform all of the provisions and conditions hereof. The execution and delivery of this Amendment have been duly authorized by SMI's Board of Directors and no other corporate action of SMI is requisite to the execution and delivery of this Amendment.

                  (d) SHC is a limited liability company duly registered, validly existing and in good standing under the laws of the State of Delaware is authorized to do business in the State of Arizona; has all requisite power and authority to carry on the business and to own the properties that it now carries on and owns; and has all requisite power and authority to execute and deliver this Amendment and to observe and perform all of the provisions and conditions hereof. The



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execution and delivery of this Amendment have been duly authorized by the members of SHAC and no other company action of SHAC is requisite to the execution and delivery of this Amendment.

                  (e) TAX RETURNS AND PAYMENTS. All material tax returns and reports of each Additional Guarantor required by law to be filed have been duly filed, and all taxes, assessments, contributions, fees and other governmental charges the liability for which could exceed $100,000 (other than those currently payable without penalty or interest and those currently being contested in good faith) upon any Additional Guarantor or upon any Additional Guarantor's properties, assets or income which are due and payable have been paid.

                  (f) LITIGATION. There is, to the knowledge of the Additional Guarantors, no action, suit, proceeding or investigation pending at law or in equity or before any Governmental Authority (as defined in the Credit Agreement), or threatened against or affecting any Additional Guarantor, an adverse ruling in which would or might materially impair the ability of the Additional Guarantors to observe and perform the Additional Guarantors' obligations under the Guaranty or have a material adverse effect upon the legality, validity, binding effect or enforceability of the Guaranty.

                  (g) COMPLIANCE WITH OTHER INSTRUMENTS; NONE BURDENSOME. To the best of their knowledge, no Additional Guarantor is in violation of or in default with respect to any provision of any mortgage, indenture, contract, agreement or instrument applicable to such Additional Guarantor, or by which such Additional Guarantor is bound, and there is no provision of any mortgage, indenture, contract, agreement or instrument applicable to any Additional Guarantor or by which any Additional Guarantor is bound which materially adversely affects, or in the future (so far as the Additional Guarantors can now foresee) will materially adversely affect, the business or prospects or condition (financial or other) of any Additional Guarantor or of any Additional Guarantor's properties or assets.

                  (h) FINANCIAL STATEMENTS. Any financial statements heretofore delivered to the Banks and the Agents by the Additional Guarantors are true and correct in all respects, and fairly represent the respective financial conditions of the subjects thereof as of the respective dates thereof; and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

                  (i) The Additional Guarantors hereby acknowledge that they have received, reviewed and approved the Credit Agreement, the Guaranty, and all of the other Loan Documents.

         2. ASSUMPTION. The Additional Guarantors hereby covenant to and with the Banks and the Agents that the Additional Guarantors will assume, observe and perform all of the obligations of the Guarantors under the Guaranty, to all intents and purposes as if the Guarantors and the Additional Guarantors had executed the Guaranty, jointly and severally. The Additional Guarantors shall indemnify the Lender against all claims, demands, damages, loss, cost, expense and attorneys' fees which the Lender may incur as a result of any breach of this Amendment by the Additional Guarantors.


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         3. ACKNOWLEDGMENT OF RETAINED LIABILITY. The Guarantors covenant to and with the Banks and the Agents that notwithstanding such assumption by the Additional Guarantors of the obligations of the Guarantors under the Guaranty, the Guarantors shall remain fully and directly (and not merely secondarily or contingently), jointly and severally liable for the full observance and performance of all obligations under the Guaranty.

         4. LIABILITY JOINT AND SEVERAL. The obligations of each Guarantor and Additional Guarantor under the Guaranty shall be joint and several.



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            IN WITNESS WHEREOF, the Guarantors have executed this instrument as of December 5, 2000.

                                      SCHULER HOMES OF CALIFORNIA, INC.

                                      By       /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SCHULER HOMES OF OREGON, INC.

                                      By        /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SCHULER HOMES OF WASHINGTON, INC.

                                      By       /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      MELODY HOMES, INC.

                                      By      /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SCHULER REALTY/MAUI, INC.

                                      By      /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SCHULER REALTY/OAHU, INC.

                                      By     /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      LOKELANI CONSTRUCTION CORPORATION

                                      By      /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:



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                                      MELODY MORTGAGE CO.

                                      By      /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SHLR OF WASHINGTON, INC.

                                      By       /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SHLR OF COLORADO, INC.

                                      By       /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SHLR OF UTAH, INC.

                                      By       /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                      SSHI LLC By SHLR
                                      of Washington, Inc.
                                      Its Member

                                      By     /s/ Douglas M. Tonokawa
                                          Name:
                                          Title:

                                      SHLR OF NEVADA, INC.

                                      By        /s/ Douglas M. Tonokawa
                                           Name:
                                           Title:


                                      SRHI LLC By SHLR
                                      of Nevada, Inc.
                                          Its Managing Member

                                      By      /s/ Douglas M. Tonokawa
                                           Name:
                                           Title:
                                      SCHULER HOMES OF ARIZONA, LLC




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                                       By SRHI LLC
                                          Its Managing Member
                                          By SHLR of Nevada, Inc.
                                             Its Managing Member

                                             By    /s/ Douglas M. Tonokawa
                                                  Name:
                                                  Title:

                                       SHLR OF CALIFORNIA, INC.

                                       By      /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                       SCHULER MORTGAGE, INC.

                                       By       /s/ Douglas M. Tonokawa
                                         Name:
                                         Title:

                                       SHA CONSTRUCTION LLC
                                       By SRHI LLC
                                          Its Managing Member
                                          By SHLR of Nevada, Inc.
                                             Its Managing Member

                                       By       /s/ Douglas M. Tonokawa
                                              Name:
                                              Title:




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